NEWS RELEASE

OppFi Announces Definitive Agreement to Acquire BNCCORP, Inc. and BNC National Bank and the Elimination of Up-C Structure

2026-04-29

Transformative $130 million acquisition combines OppFi's digital-first platform with BNC's national bank platform

Positions OppFi for accelerated geographic expansion and product diversification

Enhances financial profile and strengthens balance sheet to support sustained growth

Expect substantial stockholder value creation with adjusted EPS accretion of 25%+ in 2027 and 40%+ in 2028

CHICAGO, April 29, 2026 /PRNewswire/ -- OppFi Inc. (NYSE: OPFI) ("OppFi" or the "Company"), a tech-enabled digital finance platform that partners with banks to offer financial products and services to everyday Americans, today announced it has signed a definitive agreement to acquire BNCCORP, Inc. (OTCQX: BNCC) ("BNCC") and its wholly owned subsidiary, BNC National Bank ("BNC"), in a cash and stock transaction valued at approximately $130 million.

Strategic Acquisition of BNCCORP, Inc.

The transaction unites two complementary, market-leading businesses, combining OppFi's sophisticated online lending platform with BNC's national bank charter and diversified banking infrastructure to create a stronger, more diversified financial services provider. BNC is a nationally chartered commercial bank headquartered in Glendale, AZ, with approximately $1.1 billion in total assets and approximately $1.0 billion in total deposits as of December 31, 2025.

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Under the terms of the agreement, BNCC stockholders will receive $19.375 per share in cash, and 1.90 shares of OppFi Class A common stock for each BNCC share owned. OppFi stockholders will own approximately 93% and BNCC stockholders will own approximately 7% of the combined company at closing.

"The transformative combination of OppFi's digital-first platform and BNC's national bank charter unlocks significant opportunities for growth and product diversification," said Todd Schwartz, CEO and Executive Chairman of OppFi. "Combining our operations under unified regulatory supervision by the OCC and Federal Reserve simplifies and strengthens our compliance and risk management. This will position OppFi/BNC for long term scalability and sustainable growth. We are excited to get to work with BNC's team to maximize the strengths of our businesses and continue to find ways to better serve customers who have been traditionally underserved by banks."

Michael Vekich, BNCC Chairman added, "This is an exciting opportunity to align our community-focused banking tradition with OppFi's world-class digital innovation. Together, we will bring new capabilities and product options to customers. This is a significant moment in our proud history."

"This transaction significantly strengthens our capital base, enabling us to maximize our growth potential. With greater financial flexibility and enhanced digital capabilities, we will be well positioned to elevate the customer experience and better serve our customers as their needs continue to evolve," said Dan Collins, BNCC President and CEO.

Compelling Strategic and Financial Benefits

This transaction strengthens OppFi's strategic goals and offers compelling benefits for customers and stockholders, including:

- Product and Operational Simplification: Offering centralized lending and deposit products under unified regulatory supervision by the Federal Reserve and Office of the Comptroller of the Currency (OCC), aligning compliance, risk management and back-office operations.
- Significant Growth and Diversification: Expanding OppFi's ability to deliver a comprehensive suite of financial products in more states, including Small Business Administration (SBA) lending, secured consumer lending and wealth management.
- Enhanced Balance Sheet Strength: Access to BNC's stable, low-cost deposit base— which carries a cost of less than 2%—will provide diversified funding opportunities and lower funding costs.
- Increased Financial Inclusion: Leveraging OppFi's machine learning and analytics to allow BNC to serve more individuals and communities with convenient, transparent banking services.

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Transaction Details and Leadership

- The transaction has been unanimously approved by the boards of both companies. The transaction is subject to BNCC stockholder approval, regulatory approvals from the OCC, the Federal Reserve and the FDIC, and other customary closing conditions. The transaction is expected to close during the fourth quarter of 2026. No vote of OppFi's stockholders is required in connection with the transaction.
- For the year ending December 31, 2025, BNC generated $51 million of interest income and $10 million in net income. The transaction consideration represents approximately 1.2x of BNCC's book value of $107 million at December 31, 2025.
- OppFi stockholders will own approximately 93% and BNCC stockholders will own 7% of the combined company following closing.
- OppFi expects to generate substantial synergies of at least $60 million in the first year post-closing, over $90 million in the second year post-closing and over $115 million in the third year post-closing. Synergies are based on achievable geographic expansion as well as funding optimization. The business plan does not assume headcount reduction.
- The transaction is expected to be significantly accretive, generating Adjusted EPS accretion of more than 25% in 2027 and more than 40% in 2028
- The combination of OppFi and BNC creates a banking organization that will be well capitalized with significant liquidity, with expected adjusted return on assets and adjusted return on equity generation by 2028 of 10%+ and 35%+, respectively.
- Following the closing, OppFi Inc. will become a bank holding company and plans to contribute substantially all of its assets, liabilities and operations into its bank subsidiary, OppFi Bank, N.A. BNC will continue normal operations as a community banking division within OppFi Bank, and will continue to be led by Dan Collins and the existing BNC management team. Todd Schwartz will lead the combined company as Chief Executive Officer and Executive Chairman. Michael Vekich will serve on the board of directors of OppFi Bank.

Simplifying the Corporate Structure

In addition, OppFi has simplified its corporate structure by collapsing its Up-C structure into a traditional C-Corp model. This strategic shift is designed to achieve tax efficiency and streamline OppFi's accounting and reporting requirements.

As a result of this simplification, all OppFi stockholders now hold Class A common stock with identical economic and voting interests. Opportunity Financial, LLC ("OpCo") has become a wholly-owned subsidiary of OppFi.

"As we continue to evolve, simplifying our corporate structure is a logical step to support the long-term scalability of our platform," said Schwartz. "By moving to a traditional C-Corp model, we aim to remove administrative

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complexity and ensure our structure aligns with the rigorous standards of federal bank supervision".

As part of the reorganization, OppFi has terminated the Tax Receivables Agreement (TRA) dated July 20, 2021. This resulted in an early termination payment at a discounted amount totaling approximately $40.8 million to members subject to the TRA. The step-up triggered by the reorganization, in addition to historical exchanges, has resulted in OppFi recording tax amortizable goodwill in the amount of approximately $466 million. This tax amortizable goodwill is expected to result in approximately $111 million in future cash tax savings for OppFi, subject to tax changes and other conditions, with no associated ongoing tax receivables liability.

The simplification of the corporate structure, including termination of the TRA, was approved by a committee comprised of independent directors of OppFi, that was empowered to negotiate (or oversee the negotiation of) and to reject such transactions, and that was advised by independent Delaware counsel and an independent financial advisor.

Advisors

Sidley Austin LLP is serving as legal advisor and Moelis & Company is serving as financial advisor to OppFi. Fredrikson & Byron P.A. is serving as legal advisor and Piper Sandler & Co. is serving as financial advisor to BNCC.

About OppFi

OppFi (NYSE: OPFI) is a tech-enabled digital finance platform that partners with banks to offer financial products and services to everyday Americans. Through this transparent and responsible platform, which emphasizes financial inclusion and exceptional customer experience, the Company assists consumers who are underserved by traditional financing options in building improved financial health. OppLoans by OppFi maintains a 4.4/5.0 star rating on Trustpilot based on over 5,400 reviews, positioning the Company among the top consumer-rated financial platforms online. OppFi also holds a 35% equity interest in Bitty Holdings, LLC ("Bitty"), a credit access company that provides revenue-based financing and other working capital solutions to small businesses. For additional information, please visit **oppfi.com**.

About BNC

BNC National Bank is a community-focused commercial bank headquartered in Glendale, Arizona and operating as a subsidiary of BNCCORP, Inc., providing a broad range of financial services to individuals and small-to-medium-sized businesses across markets such as North Dakota and Arizona. Founded in 1987, the bank emphasizes relationship-driven banking, offering core products including checking and savings accounts, commercial and consumer loans, wealth management, and digital banking services, with a particular strength in business financing

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and SBA lending. Its model is centered on customer service, positioning the bank as a stable, regionally focused institution that supports economic activity in its communities while complementing traditional banking with modern online and mobile capabilities.

Important Additional Information will be Filed with the SEC

In connection with the proposed transaction, OppFi Inc. will file with the U.S. Securities and Exchange Commission (the "SEC") a registration statement on Form S-4 (the "registration statement"), which will contain a proxy statement of BNCCORP, Inc. and a prospectus of OppFi (the "proxy statement/prospectus"), and OppFi may file with the SEC other relevant documents regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS CAREFULLY AND IN THEIR ENTIRETY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY OPPFI, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT OPPFI, BNC AND THE PROPOSED TRANSACTION. A definitive copy of the proxy statement/prospectus will be mailed to stockholders of BNCC when that document is final. Investors and security holders will be able to obtain the registration statement and the proxy statement/prospectus, as well as other filings containing information about OppFi, free of charge from OppFi or from the SEC's website when they are filed by OppFi. The documents filed by OppFi with the SEC may be obtained free of charge at OppFi's website, at **https://investors.oppfi.com/financials/sec-filings/default.aspx**, or by requesting them by mail at 130 E. Randolph Street, Suite 3400, Chicago, IL 60601 or by email at **corporate.secretary@oppfi.com**.

Participants in a Solicitation

This communication is not a solicitation of a proxy from any security holder of BNCC or OppFi. However, OppFi, BNCC and certain of their respective directors and executive officers may be deemed to be participants in a solicitation of proxies from the stockholders of BNCC in respect of the proposed transaction. Information about OppFi's directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2025 and other documents filed by OppFi with the SEC. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. Free copies of this document may be obtained as described in the preceding paragraph.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities of OppFi or a solicitation of any vote or approval with respect to the proposed transaction by OppFi or BNCC, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be

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made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. Contacts: Investor Relations: Mike Gallentine Head of Investor Relations mgallentine@opploans.com Media Relations: media@opp�.com Forward-Looking Statements This press release includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. OppFi's actual results may di�er from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "possible," "continue," and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, without limitation, statements regarding OppFi's proposed acquisition of BNCC, including the anticipated timing, structure, bene�ts and strategic rationale of such transactions, OppFi's expectations with respect to the geographic expansion and product diversi�cation that may come from the acquisition, OppFi's expectations with respect to simplifying its corporate structure, OppFi's expectations with respect to its full year 2026 guidance, the future performance of OppFi's platform and underwriting models, and expectations for OppFi's growth and future �nancial performance. These forward-looking statements are based on OppFi's current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. These forward-looking statements involve signi�cant risks and uncertainties that could cause the actual results to di�er materially from the expected results. Most of these factors are outside OppFi's control and are di�cult to predict. Factors that may cause such di�erences include, but are not limited to, risks related to the proposed acquisition of BNCC and the related corporate restructuring transactions, including the risk that the transactions may not be completed in a timely manner or at all; the failure to satisfy closing conditions or obtain required regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely a�ect the combined company or the expected bene�ts of the proposed transaction); the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the de�nitive merger agreement, including 6 the payment of any termination fee due thereunder; the impact of the transactions on OppFi's governance structure; integration or execution challenges; adverse reactions from customers or stockholders; the impact of general economic conditions, including economic slowdowns, inflation, interest rate changes, recessions, the impact of tariffs, and tightening of credit markets on OppFi's business; the impact of challenging macroeconomic and marketplace conditions; the impact of stimulus or other government programs; whether OppFi will be successful in obtaining declaratory relief against the Commissioner of the Department of Financial Protection and Innovation for the State of California; whether OppFi will be subject to AB 539; whether OppFi's bank partners will continue to lend in California and whether OppFi's financing sources will continue to finance the purchase of participation rights in loans originated by OppFi's bank partners in California; OppFi's ability to scale and grow the Bitty business; the impact that events involving financial institutions or the financial services industry generally, such as actual concerns or events involving liquidity, defaults, or non-performance, may have on OppFi's business; risks related to any material weakness in OppFi's internal controls over financial reporting; the ability of OppFi to grow and manage growth profitably and retain its key employees; risks related to new products; risks related to evaluating and potentially consummating acquisitions; concentration risk; risks related to OppFi's ability to comply with various covenants in its corporate and warehouse credit facilities; risks related to potential litigation; changes in applicable laws or regulations, including, but not limited to, impacts from the One Big Beautiful Bill Act; the possibility that OppFi may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties indicated from time to time in OppFi's filings with the United States Securities and Exchange Commission, in particular, contained in the section captioned "Risk Factors." OppFi cautions that the foregoing list of factors is not exclusive, and readers should not place undue reliance upon any forward-looking statements, which speak only as of the date made. OppFi does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Non-GAAP Financial Measures

This press release includes certain non-GAAP financial measures that are unaudited and do not conform to GAAP, such as Adjusted Net Income, Adjusted EPS, Adjusted EPS accretion, adjusted return on assets and adjusted return on equity. Adjusted EBT is defined as Net Income, adjusted for (1) income tax expense; (2) change in fair value of warrant liabilities; (3) other adjustments, net; and (4) other income. Adjusted Net Income is defined as Adjusted EBT as defined above, adjusted for taxes assuming a tax rate for each period presented that reflects the U.S. federal statutory rate of 21% and a blended statutory rate for state income taxes, in order to allow for a comparison with other publicly traded companies. Adjusted EPS is defined as Adjusted Net Income as defined above, divided by weighted average diluted shares outstanding, which represents shares of both classes of common stock outstanding and includes the impact of dilutive securities, such as restricted stock units, performance stock units, and stock options. These non-GAAP financial measures have not been prepared in accordance with accounting

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principles generally accepted in the United States and may be di�erent from non-GAAP �nancial measures used by other companies. OppFi believes that the use of these non-GAAP �nancial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non-GAAP measures with comparable names should not be considered in isolation from, or as an alternative to, �nancial measures determined in accordance with GAAP. A reconciliation of projected 2027 and 2028 Adjusted EPS accretion and projected 2028 adjusted return on assets and adjusted return on equity generation of the combined company to the most directly comparable GAAP �nancial measures is not included in this press release because, without unreasonable e�orts, the Company is unable to predict with reasonable certainty the amount or timing of non-GAAP adjustments that are used to calculate these measures. View original content to download multimedia:https://www.prnewswire.com/news-releases/opp�-announces- de�nitive-agreement-to-acquire-bnccorp-inc-and-bnc-national-bank-and-the-elimination-of-up-c-structure- 302756614.html SOURCE OppFi 8